Note 8 - Goodwill And Other Intangible Assets (Details) - Estimated aggregate amortization expense of intangible assets In Thousands, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)
Estimated aggregate amortization expense of intangible assets [Abstract]
2014	$ 4,918	¥ 463,073
2015	4,217	397,031
2016	4,121	388,014
2017	4,041	380,496
2018	$ 3,881	¥ 365,460